UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) April 26, 2005


                        Selective Insurance Group, Inc.
                     --------------------------------------
            (Exact name of registrant as specified in its charter)


             New Jersey                 0-8641             22-2168890
         ----------------              --------           -------------
    (State or other jurisdiction      (Commission        (I.R.S. Employer
           of incorporation)          File Number)      Identification No.)


          40 Wantage Avenue, Branchville, New Jersey          07890
          ------------------------------------------          -----
          (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code        (973) 948-3000


                                      n/a
                              ------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

            On April 26, 2005, Selective Insurance Group, Inc. issued a press release announcing results for the first quarter ended March 31, 2005. The press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 to this Report on Form 8-K.


Item 7.01     Regulation FD Disclosure.

         The April 26, 2005 press release also announced that Selective Insurance Group, Inc.'s Board of Directors approved a stock repurchase plan of up to five million shares through April 26, 2007. The press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item
7.01 to this Report on Form 8-K.


Item 9.01.     Financial Statements and Exhibits.

(c)  Exhibits

     99.1      Press Release of Selective Insurance Group, Inc. dated
               April 26, 2005.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SELECTIVE INSURANCE GROUP, INC.
                                (Registrant)


Date:  April 26, 2005           By:   /s/  Michele N. Schumacher
                                     -------------------------------------------
                                     Name:   Michele N. Schumacher, Esq.
                                     Title:  Vice President, Corporate Secretary
                                             & Corporate Governance Officer

                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
  99.1            Press Release dated April 26, 2005.